UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 5, 2012

Date of Report (Date of earliest event reported)

CALLAWAY GOLF COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-10962	95-3797580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2180 RUTHERFORD ROAD, CARLSBAD, CALIFORNIA	92008-7328
(Address of principal executive offices)	(Zip Code)

(760) 931-1771

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) In connection with Callaway Golf Company’s (the “Company”) cost-reduction initiatives, the position held by Marlo Cormier Platz as Vice President and Chief Accounting Officer has been eliminated effective as of November 5, 2012. Ms. Cormier Platz has agreed to remain with the Company through the end of the year to assist with the transition of her responsibilities.

(c) Effective November 5, 2012, Bradley J. Holiday has been designated as the Company’s Chief Accounting Officer in addition to his responsibilities as Chief Financial Officer. Information that is required by Item 5.02(c)(2) and (3) of Form 8-K is incorporated by reference to the Company’s definitive proxy statement for the 2012 Annual Meeting of Shareholders (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on April 11, 2012 and the Company’s Form 8-K filed with the SEC on May 7, 2012, which supersedes certain compensation and employment-related information contained in the Proxy Statement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLAWAY GOLF COMPANY

Date: November 6, 2012	By:	/s/ Brian P. Lynch
	Name:	Brian P. Lynch
	Title:	Senior Vice President, General Counsel and Corporate Secretary